Quarterly Holdings Report
for
Fidelity® MSCI Energy Index ETF
April 30, 2026
T03-NPRT3-0626
1.9584806.112

Schedule of Investments April 30, 2026 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
		Shares	Value
ENERGY EQUIPMENT & SERVICES – 13.3%
Oil & Gas Drilling – 1.6%
Helmerich & Payne, Inc.		97,585	$3,940,483
Nabors Industries Ltd. (a)		18,243	1,871,914
Noble Corp. PLC		115,163	5,876,768
Patterson-UTI Energy, Inc.		367,792	4,494,418
Seadrill Ltd. (a)		62,451	3,103,190
Transocean Ltd. (a)		888,132	6,057,060
Valaris Ltd. (a)		58,070	5,921,979
			31,265,812
Oil & Gas Equipment & Services – 11.7%
Archrock, Inc.		150,964	5,849,855
Atlas Energy Solutions, Inc.		97,013	1,686,086
Baker Hughes Co.		780,614	54,385,377
Bristow Group, Inc.		20,942	1,028,881
Cactus, Inc. Class A		65,735	3,662,754
Core Laboratories, Inc.		73,137	1,071,457
Expro Group Holdings NV (a)		121,939	2,220,509
Halliburton Co.		683,043	28,892,719
Helix Energy Solutions Group, Inc. (a)		191,363	1,980,607
Innovex International, Inc. (a)		57,582	1,599,052
Kodiak Gas Services, Inc.		82,535	5,595,873
Liberty Energy, Inc.		152,022	5,136,823
NOV, Inc.		323,508	6,618,974
Oceaneering International, Inc. (a)		99,282	3,727,046
ProPetro Holding Corp. (a)		132,348	2,267,121
RPC, Inc.		188,308	1,483,867
Select Water Solutions, Inc.		149,976	2,509,099
SLB Ltd.		1,178,269	67,019,941
Solaris Energy Infrastructure, Inc.		47,292	3,492,041
TechnipFMC PLC		336,185	25,405,501
TETRA Technologies, Inc. (a)		162,710	1,548,999
Tidewater, Inc. (a)		19,291	1,723,265
WaterBridge Infrastructure LLC Class A		53,812	1,621,894
Weatherford International PLC		62,927	6,943,994
			237,471,735
TOTAL ENERGY EQUIPMENT & SERVICES	268,737,547
OIL, GAS & CONSUMABLE FUELS – 86.4%
Coal & Consumable Fuels – 0.8%
Centrus Energy Corp. Class A (a)		17,070	3,601,087
Core Natural Resources, Inc.		47,859	4,294,867
Peabody Energy Corp.		115,963	3,091,573
Uranium Energy Corp. (a)		421,903	6,282,136
			17,269,663
Integrated Oil & Gas – 37.3%
Chevron Corp.		1,518,331	293,508,566
Exxon Mobil Corp.		2,762,323	426,309,308

	Shares	Value

Occidental Petroleum Corp.	590,931	$35,798,600
		755,616,474
Oil & Gas Exploration & Production – 23.0%
Antero Resources Corp. (a)	248,826	9,768,909
APA Corp.	301,823	12,293,251
BKV Corp. (a)	36,269	1,143,562
California Resources Corp.	64,371	4,393,964
Chord Energy Corp.	51,238	7,460,253
CNX Resources Corp. (a)	126,673	4,928,846
Comstock Resources, Inc. (a)	105,731	1,841,834
ConocoPhillips	981,144	123,408,292
Coterra Energy, Inc.	615,602	22,106,268
Crescent Energy Co. Class A	304,998	4,102,223
Devon Energy Corp.	487,062	25,020,375
Diamondback Energy, Inc.	150,049	30,854,576
Diversified Energy Co.	103,088	1,716,415
EOG Resources, Inc.	428,668	60,257,861
EQT Corp.	498,293	29,937,443
Expand Energy Corp.	192,319	19,645,386
Granite Ridge Resources, Inc.	178,709	1,077,615
Gulfport Energy Corp. (a)	15,782	3,038,666
Kimbell Royalty Partners LP	118,468	1,824,407
Kosmos Energy Ltd. (a)	944,824	2,910,058
Magnolia Oil & Gas Corp. Class A	163,584	4,946,780
Matador Resources Co.	106,561	6,760,230
Murphy Oil Corp.	127,232	5,313,208
Northern Oil & Gas, Inc.	99,237	2,695,277
Ovintiv, Inc.	236,081	14,530,786
Permian Resources Corp. Class A	591,506	12,788,360
Range Resources Corp.	203,381	8,847,074
Riley Exploration Permian, Inc.	32,989	1,193,212
Sable Offshore Corp. (a)	158,451	2,273,772
SM Energy Co.	214,935	6,669,433
Talos Energy, Inc. (a)	155,394	2,473,872
Texas Pacific Land Corp.	47,297	20,984,260
Viper Energy, Inc. Class A	165,107	8,152,984
Vitesse Energy, Inc.	54,520	1,022,795
		466,382,247
Oil & Gas Refining & Marketing – 10.3%
Calumet, Inc. (a)	79,127	2,589,036
CVR Energy, Inc. (a)	57,404	1,902,369
Delek U.S. Holdings, Inc.	66,441	3,095,486
HF Sinclair Corp.	135,849	9,130,411
Marathon Petroleum Corp.	240,053	59,602,759
Par Pacific Holdings, Inc. (a)	55,157	3,622,160
PBF Energy, Inc. Class A	87,914	3,811,951
Phillips 66	318,716	57,097,971
REX American Resources Corp. (a)	43,915	2,129,878
Sunococorp LLC	44,199	2,947,189
Valero Energy Corp.	245,031	61,889,930
World Kinect Corp.	69,234	1,867,241
		209,686,381

Quarterly Report	2

Common Stocks – continued
		Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Storage & Transportation – 15.0%
Antero Midstream Corp.		310,474	$6,786,962
Cheniere Energy, Inc.		173,736	47,768,713
Dorian LPG Ltd.		51,965	2,003,251
DT Midstream, Inc.		84,400	12,490,356
Excelerate Energy, Inc. Class A		37,276	1,300,932
Hess Midstream LP Class A		114,483	4,476,285
International Seaways, Inc.		43,434	3,602,850
Kinder Morgan, Inc.		1,582,111	52,003,989
Kinetik Holdings, Inc.		52,660	2,661,436
NextDecade Corp. (a)		227,337	1,780,049
ONEOK, Inc.		498,520	46,093,159
Plains GP Holdings LP Class A (a)		185,770	4,542,077
Targa Resources Corp.		170,754	44,409,700
Williams Cos., Inc.		961,463	73,369,242
			303,289,001
TOTAL OIL, GAS & CONSUMABLE FUELS	1,752,243,766
TOTAL COMMON STOCKS (Cost $1,553,931,691)			2,020,981,313
Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.54% (b) (Cost $5,000,000)		5,000,000	$5,000,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,558,931,691)	2,025,981,313
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,353,490
NET ASSETS – 100.0%	$2,027,334,803

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $406,322 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Energy Select Sector Index Contracts (United States)	46	June 2026	$5,778,060	$192,336	$192,336
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise,
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Schedule of Investments (Unaudited)–continued
comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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